UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 4a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12

FUSHI COPPERWELD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

FUSHI COPPERWELD, INC.
254 Cotton Mill Road
Fayetteville, TN 37334 USA

TYG Center Tower B, Suite 2601
Dongsanhuan Bei Lu, Bing 2
Beijing, PRC 100027

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
Wednesday, June 16, 2010

Dear Stockholder,

The 2010 Annual Meeting of Stockholders of Fushi Copperweld, Inc., will be held at the Yixing International Conference Center, ZhuHai Village, Yixing City, Jiangsu, China, on June 16, 2010, at 9:30 AM (local time).

Proposals to be considered at the  Annual Meeting:

(1)	to elect seven Directors to serve until the 2011 annual meeting of stockholders of the Company.

(2)	to ratify the appointment of Frazer Frost, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2010.

(3)
to approve an amendment to Fushi Copperweld’s 2007 Stock Incentive Plan (the “Plan”) to: (i) increase and fix the number of shares reserved for issuance under the Plan; and (ii) eliminate a clause in the Plan that provides for an automatic increase in the number of shares reserved for issuance at the end of each fiscal year in the same proportion as the issued and outstanding Common Stock increased during such fiscal year, subject to a 10% maximum of the issued and outstanding Common Stock of the Company.

(4)
As recommended by the Board of Directors, or in the absence of such recommendation in their own discretion, to vote upon such other business as may properly come before said meeting or any postponement or adjournment thereof.

Management recommends a vote “FOR”: Items 1, 2 and 3.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: http://www.cstproxy.com/fushicopperweld/2010	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

FUSHI COPPERWELD, INC.

254 Cotton Mill Road
Fayetteville, TN 37334 USA

TYG Center Tower B, Suite 2601
Dongsanhuan Bei Lu, Bing 2
Beijing, PRC 100027

I m p o r t a n t  N o t i c e  R e g a r d i n g  t h e  Av a i l a b i l i t y  O f  P ro x y  M a t e r i a l s

For the Stockholder Meeting to Be Held On June 16, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 8, 2010 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/fushicopperweld/2010

-           the Company’s Annual Report for the year ending December 31, 2009
-           the Company’s 2010 Proxy Statement (including all attachments thereto)
-           the Proxy Card
-           any amendments to the foregoing materials that are required to be furnished to stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to  vote  your  proxy  electronically.  You  must  reference  your  company  ID,  9-digit proxy number and 10-digit account number.

REQUESTING A PAPERCOPY OF THEPROXY MATERIALS

By telephone please call 1-888-221-0690
or
By logging on to http://www.cstproxy.com/fushicopperweld/2010
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.